EXHIBIT 6.0

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned member or officer, hereby constitutes and appoints Amy Lee as her attorney-in-fact, with full power of substitution, to sign on her behalf and in her name and to file with the Securities and Exchange Commission, or the securities regulatory authority of any state, a Registration Statement on Form S-6 under the Securities Act of 1933, as amended, or any successor form or forms, and the rules and regulations promulgated thereunder, and any and all amendments thereto, including post-effective amendments, exhibits and any and all other appropriate documents in connection therewith or otherwise, relating to the proposed registration and issuance of units, both in the primary and the secondary markets, of unit investment trusts of every kind and nature established in accordance with the Investment Company Act of 1940, in connection with Guggenheim Defined Portfolios, Series 2311, 2362, 2525, 2528, 2573-2574, 2583-2587 and 2601-2665, for which Guggenheim Funds Distributors, LLC, alone or with others, will act as Depositor or Co-Sponsor and/or Underwriter, and hereby grants unto said attorney-in-fact full power and authority to do and perform each and every lawful act and deed necessary to effectuate such Registration Statements, and to maintain the effectiveness of such Registration Statements for such unit investment trust, that such attorney-in-fact may lawfully do or cause to be done.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 17th  day of      March           , 2026.

/s/ Dina DiLorenzo

Dina DiLorenzo

STATE OF Connecticut	)
	)	SS
COUNTY OF Fairfild	)

On this 17th day of    March    , 2026, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be her voluntary act and deed for the intent and purposes therein set forth.

“OFFICIAL SEAL”

Mary Konstantina Rassias

Notary Public, State of Connecticut

My Commission Expires: March 31, 2027

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned member or officer, hereby constitutes and appoints Amy Lee as his attorney-in-fact, with full power of substitution, to sign on his behalf and in his name and to file with the Securities and Exchange Commission, or the securities regulatory authority of any state, a Registration Statement on Form S-6 under the Securities Act of 1933, as amended, or any successor form or forms, and the rules and regulations promulgated thereunder, and any and all amendments thereto, including post-effective amendments, exhibits and any and all other appropriate documents in connection therewith or otherwise, relating to the proposed registration and issuance of units, both in the primary and the secondary markets, of unit investment trusts of every kind and nature established in accordance with the Investment Company Act of 1940, in connection with Guggenheim Defined Portfolios, Series 2311, 2362, 2525, 2528, 2573-2574, 2583-2587 and 2601-2665, for which Guggenheim Funds Distributors, LLC, alone or with others, will act as Depositor or Co-Sponsor and/or Underwriter, and hereby grants unto said attorney-in-fact full power and authority to do and perform each and every lawful act and deed necessary to effectuate such Registration Statements, and to maintain the effectiveness of such Registration Statements for such unit investment trust, that such attorney-in-fact may lawfully do or cause to be done.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this  13th     day of March , 2026.

/s/ Dominick Cogliandro

Dominick Cogliandro

STATE OF NEW YORK	)
	)	SS
COUNTY_Queens____	)

On this  13th day of    March , 2026, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

“OFFICIAL SEAL”

Katrina Coddington __

Notary Public, State of New York

My Commission Expires: December 20, 2029

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned member or officer, hereby constitutes and appoints Amy Lee as her attorney-in-fact, with full power of substitution, to sign on her behalf and in her name and to file with the Securities and Exchange Commission, or the securities regulatory authority of any state, a Registration Statement on Form S-6 under the Securities Act of 1933, as amended, or any successor form or forms, and the rules and regulations promulgated thereunder, and any and all amendments thereto, including post-effective amendments, exhibits and any and all other appropriate documents in connection therewith or otherwise, relating to the proposed registration and issuance of units, both in the primary and the secondary markets, of unit investment trusts of every kind and nature established in accordance with the Investment Company Act of 1940, in connection with Guggenheim Defined Portfolios, Series 2311, 2362, 2525, 2528, 2573-2574, 2583-2587 and 2601-2665, for which Guggenheim Funds Distributors, LLC, alone or with others, will act as Depositor or Co-Sponsor and/or Underwriter, and hereby grants unto said attorney-in-fact full power and authority to do and perform each and every lawful act and deed necessary to effectuate such Registration Statements, and to maintain the effectiveness of such Registration Statements for such unit investment trust, that such attorney-in-fact may lawfully do or cause to be done.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 17th day of March          , 2026.

/s/ Rebecca Chan

Rebecca Chan

STATE OF New York	)
	)	SS
COUNTY OF New York	)

On this   17th     day of March          , 2026, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

“OFFICIAL SEAL”

Kerryann McCarthy
Notary Public, State of New York

My Commission Expires: October 19,2026